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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16789 (Commission File Number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of Principal Executive Offices) (Zip Code)

(781) 647-3900
(Registrant's telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Inverness Medical Innovations, Inc. dated October 24, 2002, titled "Inverness Medical Innovations Announces Financial Results for Third Quarter"
99.2	Script for October 24, 2002 Conference Call

Item 9.    Regulation FD Disclosure.

        On October 24, 2002, Inverness Medical Innovations, Inc. (the "Company") issued a press release announcing its results for the third quarter of 2002. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On October 24, 2002, the Company held a conference call to discuss its results for the third quarter of 2002 as well as other corporate matters. The script of this conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: October 24, 2002	By:	/s/ DUANE L. JAMES Duane L. James Vice President of Finance & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Inverness Medical Innovations, Inc. dated October 24, 2002, titled "Inverness Medical Innovations Announces Financial Results for Third Quarter"
99.2	Script of October 24, 2002 Conference Call

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SIGNATURES
EXHIBIT INDEX